EXHIBIT 10.1

HARMONIC INC.
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is dated as of September 26, 2016, and is between Harmonic Inc., a Delaware corporation (the “Company”), and Comcast Corporation, a Pennsylvania corporation (the “Holder”).

RECITALS

A.Concurrently herewith, the Company is issuing to the Holder that certain Warrant, dated the date hereof (the “Warrant”), pursuant to which the Holder may purchase shares of Common Stock in accordance with the terms and subject to the conditions of the Warrant.

B.In connection with the issuance of the Warrant to the Holder by the Company, the Company has agreed to provide certain registration rights with respect to the Registrable Securities, as set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1
DEFINITIONS

1.1    Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:
(a)“Affiliate” shall mean as to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person.
(b)“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
(c)“Common Stock” means the shares of the Company’s common stock, par value $0.001 per share.
(d) “Control (and its derivatives)” shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.
(e)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(f)“Indemnified Party” shall have the meaning set forth in Section 2.6(c).

(g)“Indemnifying Party” shall have the meaning set forth in Section 2.6(c).
(h)“Other Selling Stockholders” shall mean Persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.
(i)“Other Shares” shall mean shares of Common Stock, other than the Registrable Securities (as defined below), with respect to which registration rights have been granted.
(j)“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, association, governmental authority or other entity.
(k)“Registrable Securities” shall mean (i) shares of Common Stock and any other securities of the Company issued or issuable pursuant to the exercise of the Warrant and (ii) any Common Stock and any other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock or other securities of the Company described in clause (i) or (ii) above which have previously been sold to the public either pursuant to a registration statement or Rule 144, or, with respect to registration rights under this Agreement, which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.
(l)The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.
(m)“Registration Expenses” shall mean all expenses incident to the performance of or compliance with any registration or marketing of securities or otherwise incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith, and expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, but shall not include Selling Expenses, fees and disbursements of counsel for the Holder and the compensation of regular employees of the Company, which shall be paid in any event by the Company.
(n)“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.
(o)“Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission
(p)“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(q)“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Holder.
(r)“Warrant” shall mean the warrant to purchase Common Stock issued to the Holder on the date hereof.
(s)“Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

SECTION 2
REGISTRATION RIGHTS
2.1    Requested Registration
(a)    Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from the Holder a written request signed by the Holder that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holder), the Company will as soon as reasonably practicable, but in no event more than seventy-five (75) days following receipt of such written request, file and thereafter shall use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request. If the Company has an effective registration statement on file with the Commission when it receives a request for registration from the Holder, the Company may, to the extent it elects and is permitted by applicable law, satisfy its obligation to register Registrable Securities pursuant to this Section 2.1 by filing an amendment to the registration statement or supplement to the prospectus contained in the registration statement to cover the offer and sale of the Registrable Securities requested to be registered by the Holder.
(b)    Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:
(i)Prior to the date on which any market stand-off agreements applicable to the Holder have terminated;
(ii)If the Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price, net of underwriters’ discounts and expenses, of less than $5,000,000, unless such request for registration covers all remaining Registrable Securities;
(iii)In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(iv)After the Company has initiated three (3) registrations pursuant to this Section 2.1 (counting for Section 2.1 purposes only (x) registrations which have been declared or ordered effective and pursuant to which all securities covered thereby have been sold, and (y) Withdrawn Registrations) and registrations pursuant to Section 2.3, in the aggregate;

(v)During the period starting with the date forty-five (45) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of (or ending on the subsequent date on which all market stand-off agreements applicable to the offering have terminated), a Company-initiated registration (other than a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future); provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective and complies with its obligations to include Registrable Securities pursuant to Section 2.2; or
(vi)If the Holder proposes to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made under Section 2.3.
(c)     Deferral. If (i) in the good faith judgment of the board of directors of the Company, the filing of a registration statement covering the Registrable Securities would be detrimental to the Company and the board of directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company, it would be detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve-month period and shall not defer its obligation in this manner following any such ninety (90) day deferral period for which the Holder has an outstanding request for registration until such outstanding request has been satisfied.
(d)    Other Shares. The registration statement filed pursuant to the request of the Holder may, subject to the provisions of Section 2.1(e), include Other Shares, and may include securities of the Company being sold for the account of the Company.
(e)    Underwriting. If the Holder intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to Section 2.1, the Holder shall offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other Persons in such underwriting and the inclusion of the Company’s and such Person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with the Holder and other Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting the Holder, which underwriters are reasonably acceptable to the Company.
Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among the Holder; (ii) second, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company; and (iii) third, among any Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage Other Shares held by the Holder and Other Selling Stockholders, assuming exercise or conversion.
If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the underwriter or the Holder. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to the Holder and Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Holder and other Selling Stockholders requesting additional inclusion, as set forth above.

2.2    Company Registration
(a)    Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:
(i)    promptly give written notice of the proposed registration to the Holder; and
(ii)    use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by the Holder received by the Company within five (5) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of the Holder’s Registrable Securities.
(b)    Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of the Holder to registration pursuant to this Section 2.2 shall be conditioned upon the Holder’s participation in such underwriting and the inclusion of the Holder’s Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.
Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holder requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by the Holder, assuming conversion and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion.
If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.2(b), the Company shall then offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion, in the manner set forth above.
(c)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.

2.3    Registration on Form S-3
(a)    Request for Form S‑3 Registration. In addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from the Holder a written request that the Company effect any registration on Form S‑3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holder), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a). If the Company has an effective registration statement on file with the Commission when it receives a request for registration from the Holder, the Company may, to the extent it elects and is permitted by applicable law, satisfy its obligation to register Registrable Securities pursuant to this Section 2.3 by filing an amendment to the registration statement or supplement to the prospectus contained in the registration statement to cover the offer and sale of the Registrable Securities requested to be registered by the Holder.
(b)    Limitations on Form S‑3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:
(i)    In the circumstances described in either Sections 2.1(b)(i), 2.1(b)(iii) or 2.1(b)(v);
(ii)    If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $5,000,000, unless such request for registration covers all remaining Registrable Securities;
(iii)    If, in a given twelve-month period, the Company has effected one (1) such registration in such period; or

(iv)    After the Company has initiated three (3) registrations pursuant to Section 2.1 (counting for Section 2.1 purposes only (x) registrations which have been declared or ordered effective and pursuant to which all securities covered thereby have been sold, and (y) Withdrawn Registrations) and registrations pursuant to this Section 2.3, in the aggregate.
(c)    Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.
(d)    Underwriting. If the Holder intends to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4    Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holder or because the Holder shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case the Holder shall bear such expenses), unless the Holder agrees to forfeit its right to a demand or S-3 registration pursuant to Section 2.1 or Section 2.3. All Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder.
2.5    Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep the Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:
(a)    Keep such registration effective for a period ending on the earlier of the date which is sixty (60) days from the effective date of the registration statement or such time as the Holder has completed the distribution described in the registration statement relating thereto; provided, however, that (i) such sixty (60) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such sixty (60) day period shall be extended, if necessary, to keep the registration statement effective until the earlier of (A) such time as all such Registrable Securities registered on such registration statement are sold or (B) all such Registrable Securities on such registration statement may be sold in any three month period pursuant to Rule 144; provided, further, however, that with respect to (ii) above, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis and that the applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.;
(b)    To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.3, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an

“automatic shelf registration statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective in accordance with this Agreement;
(c)    Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;
(d)    Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;
(e)    Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdiction as shall be reasonably requested by the Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
(f)    Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;
(g)    If at any time when the Company is required to re-evaluate its WKSI status for purposes of an automatic shelf registration statement used to effect a request for registration in accordance with Section 2.3 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement, and (iii) the registration rights of the Holder have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;
(h)    If (i) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (ii) the registration rights of the Holder have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(i)    Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to the Holder requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;
(j)    Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(k)    Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;
(l)    Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and
(m)    In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that the Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6    Indemnification

(a)    To the extent permitted by law, the Company will indemnify and hold harmless the Holder, each of its officers, directors and partners, legal counsel and accountants and its Affiliates, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and its Affiliates, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any registration statement, any prospectus included in the registration statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Company or used or referred to by the Company, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse the Holder, each of its officers, directors, partners, legal counsel and accountants and its Affiliates, each such underwriter and its Affiliates, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action is caused by or related to any untrue statement or omission based upon written information furnished to the Company by the Holder, any of the Holder’s officers, directors, partners, legal counsel or accountants or its Affiliates, such underwriter or any of its Affiliates, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).
(b)    To the extent permitted by law, the Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, and any Affiliates of the Company or such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, legal counsel and accountants, Affiliates of the Company, underwriters, or Affiliates of the underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; provided, however, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by the Holder, except in the case of fraud or willful misconduct by the Holder.
(c)    Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be reasonably acceptable to the Indemnified Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any such proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
(d)    If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person will be required under this Section 2.6(d) to contribute any amount in excess of the gross proceeds from the offering received by such Person, except in the case of fraud or willful misconduct by such Person. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.7    Information by Holder. The Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:
(a)    Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act at all times;
(b)    File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and
(c)    So long as the Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

2.9    Market Stand-Off Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with a registration pursuant to which the Holder is registering Registerable Securities, the Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the period from the filing of a registration statement of the Company filed under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act through the end of the 90-day period following the effective date of the registration statement (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this Section 2.9 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company shall be responsible for negotiating all “lock-up” agreements with the underwriters, which agreements shall be on customary terms. The Company shall provide the Holder with a reasonable opportunity to review and comment on such “lock-up” agreements (other than any terms or provisions therein relating to the duration of the lock-up period) and shall use commercially reasonable efforts to incorporate any such comments. Subject to the foregoing provisions of this Section 2.9, the Holder shall be required to execute the form so negotiated if (and only if) each director and each executive officer of the Company also executes such form. Notwithstanding anything to the contrary set forth herein, in the event that the Company or underwriters release any director or executive officer of the Company that is party to a “lock-up” agreement from any or all of such party’s obligations thereunder, the Holder shall be similarly released from their obligations thereunder in the same manner and to the same extent as such released party, and each “lock-up” agreement shall contain a provision to such effect.

2.10    Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to the Holder by the Company under this Section 2 may not be transferred or assigned in whole or in part without the Company’s prior written consent, other than to any Affiliate of the Holder, so long as such Affiliate consents in writing to be bound by the terms and conditions of this Agreement and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Agreement without such permission shall be void.

2.11    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to the registration rights granted to the Holders hereunder.

2.12    Termination of Registration Rights. The right of the Holder to request registration or inclusion in any registration pursuant to Sections 2.1, 2.2 and 2.3 shall terminate when the Holder (i) ceases to hold the Warrant and (ii) all of such Holder’s Registrable Securities may then be sold under Rule 144 in a single transaction without exceeding the volume limits thereunder; provided, however, that the Company and the Holder acknowledge and agree that in no event shall the event described in clause (ii) of this Section 2.12 be deemed to have occurred prior to the earlier to occur of: (x) exercise of the Warrant with respect to all Warrant Shares (as defined in the Warrant) or (y) termination of the Warrant pursuant to Section 10 thereof.

SECTION 3
MISCELLLANEOUS

3.1    Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holder. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon the Holder and each future holder of all such securities of the Holder.

3.2    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:
(a)    if to the Holder, to the Holder at the Holder’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until the Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the Holder for which the Company has contact information in its records; or
(b)    if to the Company, to the attention of the General Counsel of the Company at the Company’s address as shown on the signature page hereto, or at such other current address as the Company shall have furnished to the Holder, with a copy (which shall not constitute notice) to Robert G. Day, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304.
Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.
3.3    Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

3.4    Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Holder without the prior written consent of the Company, except to a person to whom the Holder is permitted to transfer the Warrant pursuant to the terms and conditions of the Warrant. Any attempt by the Holder without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
3.5    Entire Agreement. This Agreement and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.
3.6    Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.
3.7    Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.
3.8    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.
3.9    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.
3.10    Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

3.11    Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.
3.12    Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.
3.13    Termination Upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement (excluding any then‑existing obligations) shall terminate upon (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any stock acquisition, reorganization, merger or consolidation, but excluding any sale of stock for capital raising purposes and any transaction effected primarily for purposes of changing the Company’s jurisdiction of incorporation) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of transactions, as a result of shares in the Company held by such holders prior to such transaction or series of transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent), or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company.
3.14    Aggregation of Stock.  All securities held or acquired by Affiliates shall be aggregated together for purposes of determining the availability of any rights under this Agreement.
3.15    Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT. If the waiver of jury trial set forth in this section is not enforceable, then any claim or cause of action arising out of or relating to this Agreement shall be settled by judicial reference pursuant to the laws of the State of Delaware before a referee sitting without a jury, such referee to be mutually acceptable to the parties or, if no agreement is reached, by a referee appointed by the Delaware Chancery Court. This paragraph shall not restrict a party from exercising remedies under the Uniform Commercial Code or from exercising pre-judgment remedies under applicable law.
(signature page follows)

The parties have executed this Registration Rights Agreement as of the date first above written.

HARMONIC INC.
a Delaware corporation

By:

Name:

Title:

Address:
4300 North First Street San Jose, CA 95134

(Signature page to the Registration Rights Agreement)

The parties have executed this Registration Rights Agreement as of the date first above written.

COMCAST CORPORATION

By:

Name:

Title:

Address:
One Comcast Corporation Philadelphia, PA 19103 Attention: General Counsel Email address: corporate_legal@comcast.com